UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22957

Invesco Management Trust
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	8/31

Date of reporting period:	8/31/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	August 31, 2018

Invesco Conservative Income Fund Nasdaq: A: ICIVX ∎ Institutional: ICIFX

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    In calendar year 2017, we witnessed highly unusual activity in the US stock market: stocks appreciated steadily, market indexes repeatedly reached all-time highs and volatility was historically low. While enactment of tax reform legislation in December 2017 helped boost US equities, volatility returned to US stock and bond markets early in 2018. Throughout the reporting period, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. Unemployment remained at or near historically low levels and corporate profits were robust, which helped strengthen US equity returns. Meanwhile, amid rising interest rates and increasing volatility, US bond markets were largely weaker. Investors worried that the US Federal Reserve appeared willing to raise interest rates faster than previously expected and about the potential for trade wars between the US and some of its most important trading partners. These concerns, together with a strong US dollar, caused emerging markets to underperform developed markets in the second quarter of 2018. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Conservative Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Conservative Income Fund

Management’s Discussion of Fund Performance

 Performance summary

For the fiscal year ended August 31, 2018, Institutional Class shares of Invesco Conservative Income Fund (the Fund) outperformed the ICE BofAML U.S. Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/17 to 8/31/18

Class A Shares*	1.76%
Institutional Class Shares	1.77
ICE BofAML U.S. Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.47
Lipper Ultra Short Obligations Funds Index⬛ (Peer Group Index)	1.59
Source(s): ▼Bloomberg L.P., ⬛Lipper Inc.
*Class A shares incepted on April 2, 2018. See page 6 for more information.

Market conditions and your Fund

Throughout the fiscal year, US economic data remained positive; economic growth in the second quarter of 2018 was particularly strong. The US economy continued to add jobs, pushing the unemployment rate to 3.9% at the close of the fiscal year, while inflation remained subdued.1 Against this backdrop, the US Federal Reserve (the Fed) raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 1.75% to 2.00% at the close of the fiscal year. This was accomplished with three 0.25% rate hikes in December 2017 and in March and June 2018.2 Working against these positive developments, however, were global macroeconomic head-winds in the form of geopolitical trade tension, sub-optimal inflation, and the lingering unknown of Brexit – the decision by UK voters to leave the European Union. These headwinds, coupled with continued low US inflation, could limit future Fed rate hikes in the near-term.

    Short-term yields increased primarily due to the Fed’s three increases in the federal funds target rate over the fiscal year. For example, the three-month US Treasury bill yielded 2.11% on August 31, 2018, up 110 basis points from a year earlier.3 (A basis point is one one-hundredth of a percentage point.) The three-month US dollar Libor increased 100 basis points to 2.32% over the fiscal year.3

    During the fiscal year, the Fund’s outperformance versus the broad market/style-specific index was primarily generated by the Fund’s overweight allocation to commercial paper, investment grade corporate debt and asset asset-backed securities. Regarding long-term corporate bond holdings, the Fund maintained an average allocation of 30% in the financials sector, 8% in the industrials sector and 3% in the utilities sector during the fiscal year. The Fund’s allocation to money market securities averaged 47%. Additional meaningful contributors to the Fund’s performance were corporate issues, automobile asset-backed securities and equipment asset-backed securities. Our positions in automotive sector commercial paper and US treasury bills slightly detracted from relative Fund performance during the fiscal year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration, coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Conservative Income Fund.

1	Source: Bureau of Labor Statistics
2	Source: US Federal Reserve
3	Source: US Treasury Department

Portfolio Composition
By security type % of total net assets

Bonds & Notes	39.2%
Commercial Paper	36.0
Asset-Backed Securities	8.9
Repurchase Agreements	7.4
U.S. Treasury Notes	4.8
Certificates of Deposit	2.6
Other Assets Less Liabilities	1.1

Top Five Debt Issuers
% of total net assets

1. U.S. Treasury	4.8%
2. General Motors Financial Co. Inc.	1.7
3. U.S. Bank N.A.	1.7
4. Kinder Morgan Inc.	1.7
5. Royal Caribbean Cruises Ltd.	1.7

Total Net Assets $880.6 million

Total Number of Holdings 196

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of August 31, 2018.

4 Invesco Conservative Income Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Laurie Brignac Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Income Fund. She joined
Invesco in 1992. Ms. Brignac earned a BS from Louisiana State University.

Joseph Madrid Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Conservative Income Fund. He joined

Invesco in 2009. Mr. Madrid earned a BA in accounting from Baldwin-Wallace College and an MBA from the University of New Mexico.

Marques Mercier Portfolio Manager, is manager of Invesco Conservative Income Fund. He joined Invesco in 1994. Mr. Mercier earned a

BA in English and an MBA from the University of Houston.

5 Invesco Conservative Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 7/1/14

1 Source: Lipper Inc.

2 Source: Bloomberg L.P.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 8/31/18

Class A Shares
Inception	0.98%
1 Year	1.76

Institutional Class Shares
Inception (7/1/14)	1.06%
1 Year	1.77

Class A shares incepted on April 2, 2018. Performance shown prior to that date is that of Institutional Class shares restated to reflect the higher 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end

Class A Shares
Inception	0.90%
1 Year	1.59

Institutional Class Shares
Inception (7/1/14)	1.01%
1 Year	1.70

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A and Institutional Class shares was 0.40% and 0.30%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A and Institutional Class shares was 0.60% and 0.41%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2019. See current prospectus for more information.

6 Invesco Conservative Income Fund

Invesco Conservative Income Fund’s investment objective is to provide capital preservation and current income while maintaining liquidity.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Institutional Class shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Asset-backed securities risk. Asset-backed securities are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans, which could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Asset-backed securities also are subject to extension risk, which is the risk that a rise in interest rates could reduce the rate of prepayments, causing the price of the asset-backed securities and the Fund’s share price to fall.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎	Financial services sector risk. The Fund concentrates its investments in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule

7 Invesco Conservative Income Fund

or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund’s share price. A money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility.
∎	Municipal securities risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
∎	Repurchase agreement risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.
∎	TBA transactions risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
∎	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. When interest rates are very low, the Fund’s expenses could absorb all or a portion of the Fund’s income and yield. Additionally, inflation may outpace and diminish investment returns over time.
∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

continued on page 9

8 Invesco Conservative Income Fund

Continued from page 8

About indexes used in this report

∎	The ICE BofAML U.S. Treasury Bill Index tracks the performance of US dollar-denominated US Treasury Bills publicly issued in the US domestic market.
∎	The Lipper Ultra Short Obligations Funds Index is an unmanaged index considered representative of ultra-short obligations funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9 Invesco Conservative Income Fund

Schedule of Investments

August 31, 2018

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Bonds & Notes–39.24%(a)
Aerospace & Defense–0.19%
United Technologies Corp., Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.65%)(b)	2.97%	08/16/2021	$1,718	$1,721,869

Automobile Manufacturers–0.83%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes (3 mo. USD LIBOR + 0.25%)(b)(c)	2.59%	11/05/2018	1,000	1,000,571
Harley-Davidson Financial Services, Inc.,
Sr. Unsec. Gtd. Floating Rate Bonds (3 mo. USD LIBOR + 0.35%)(b)(c)	2.67%	03/08/2019	1,000	1,001,394
Sr. Unsec. Gtd. Notes(c)	2.25%	01/15/2019	300	299,477
Hyundai Capital America, Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.94%)(b)(c)	3.26%	07/08/2021	5,000	5,012,535
				7,313,977

Construction Machinery & Heavy Trucks–0.38%
John Deere Capital Corp., Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.18%)(b)	2.56%	01/07/2020	3,333	3,336,790

Consumer Finance–2.15%
American Express Co.,
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.33%)(b)	2.67%	10/30/2020	3,000	3,005,970
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.53%)(b)	2.84%	05/17/2021	2,500	2,515,702
American Express Credit Corp.,
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.33%)(b)	2.68%	05/03/2019	1,000	1,001,562
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.43%)(b)	2.75%	03/03/2020	1,000	1,003,879
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.78%)(b)	3.12%	11/05/2018	980	980,651
Nissan Motor Acceptance Corp.,
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.39%)(b)(c)	2.73%	09/28/2020	1,000	1,001,741
Sr. Unsec. Notes(c)	2.25%	01/13/2020	1,500	1,481,083
Toyota Motor Credit Corp., Sr. Unsec. Global Notes	2.20%	01/10/2020	8,000	7,939,489
				18,930,077

Diversified Banks–24.16%
ABN AMRO Bank N.V. (Netherlands),
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.41%)(b)(c)	2.75%	01/19/2021	7,143	7,150,000
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.57%)(b)(c)	2.88%	08/27/2021	3,221	3,233,008
Sr. Unsec. Notes(c)	2.10%	01/18/2019	1,000	998,730
Australia & New Zealand Banking Group, Ltd. (Australia), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.32%)(b)(c)	2.66%	11/09/2020	5,000	5,012,137
Bank of America, N.A., Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.25%)(b)	2.56%	08/28/2020	12,000	12,009,136
Bank of Montreal (Canada),
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.25%)(b)	2.58%	09/11/2019	3,000	3,005,944
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.34%)(b)	2.68%	07/13/2020	5,714	5,738,778
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.46%)(b)	2.80%	04/13/2021	5,000	5,025,770
Bank of Nova Scotia (The) (Canada), Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.29%)(b)	2.63%	01/08/2021	5,000	4,999,466
Banque Fédérative du Crédit Mutuel S.A. (France), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.49%)(b)(c)	2.84%	07/20/2020	3,000	3,016,046
BNP Paribas S.A. (France), Sr. Unsec. Notes	2.38%	05/21/2020	4,450	4,394,096
BNZ International Funding Ltd. (New Zealand), Sr. Unsec. Gtd. Floating Rate Notes (3 mo. USD LIBOR + 0.70%)(b)(c)	3.01%	02/21/2020	1,000	1,006,931
Citibank, N.A.,
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.34%)(b)	2.66%	03/20/2019	1,000	1,001,616
Sr. Unsec. Notes	1.85%	09/18/2019	2,000	1,980,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Banks–(continued)
Commonwealth Bank of Australia (Australia),
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.40%)(b)(c)	2.73%	09/18/2020	$3,000	$3,008,564
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.64%)(b)(c)	2.98%	11/07/2019	3,100	3,117,059
Sr. Unsec. Notes(c)	5.00%	10/15/2019	8,000	8,181,998
Coöperatieve Rabobank U.A. (Netherlands), Sr. Unsec. Medium-Term Notes	2.25%	01/14/2020	12,000	11,877,745
Credit Agricole S.A. (France), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.80%)(b)(c)	3.14%	04/15/2019	3,000	3,014,161
Danske Bank A/S (Denmark), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.58%)(b)(c)	2.89%	09/06/2019	2,299	2,307,467
DBS Group Holdings Ltd. (Singapore), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.49%)(b)(c)	2.81%	06/08/2020	2,000	2,004,636
Dexia Credit Local S.A. (France), Sr. Unsec. Gtd. Floating Rate Notes (3 mo. USD LIBOR + 0.50%)(b)(c)	2.81%	02/15/2019	1,500	1,502,542
DNB Bank ASA (Norway), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.37%)(b)(c)	2.71%	10/02/2020	3,000	3,007,478
Fifth Third Bank,
Sr. Unsec. Notes	1.63%	09/27/2019	4,610	4,555,508
Sr. Unsec. Notes	3.35%	07/26/2021	4,999	5,003,856
Goldman Sachs Bank USA, Sr. Unsec. Notes	3.20%	06/05/2020	5,907	5,930,879
Goldman Sachs Group, Inc. (The), Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 1.10%)(b)	3.41%	11/15/2018	5,000	5,010,612
JPMorgan Chase Bank N.A., Sr. Unsec. Notes	3.09%	04/26/2021	3,000	2,998,233
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Floating Rate Notes (3 mo. USD LIBOR + 0.49%)(b)	2.83%	05/07/2021	3,261	3,274,752
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.65%)(b)	2.98%	07/26/2021	4,000	4,020,233
Mizuho Securities USA LLC,
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.32%)(b)	2.66%	10/12/2018	6,000	6,001,077
Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.34%)(b)	2.68%	02/05/2019	6,000	6,002,626
National Australia Bank Ltd. (Australia),
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.35%)(b)(c)	2.69%	01/12/2021	3,000	3,003,860
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.51%)(b)(c)	2.82%	05/22/2020	1,500	1,507,806
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.59%)(b)(c)	2.92%	01/10/2020	1,000	1,006,518
Sr. Unsec. Global Notes	2.00%	01/14/2019	300	299,448
Nordea Bank AB (Sweden),
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.47%)(b)(c)	2.79%	05/29/2020	1,500	1,506,583
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.84%)(b)(c)	3.17%	09/17/2018	1,500	1,500,534
PNC Bank, N.A., Sr. Unsec. Notes	1.95%	03/04/2019	1,000	997,387
Regions Bank, Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.50%)(b)	2.84%	08/13/2021	6,650	6,656,459
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.43%)(b)(c)	2.74%	05/17/2021	5,000	5,006,685
Sumitomo Mitsui Banking Corp. (Japan),
Sr. Unsec. Gtd. Floating Rate Notes (3 mo. USD LIBOR + 0.31%)(b)	2.64%	10/18/2019	3,000	3,005,235
Sr. Unsec. Gtd. Floating Rate Notes (3 mo. USD LIBOR + 0.35%)(b)	2.69%	01/17/2020	2,000	2,005,375
Sr. Unsec. Gtd. Global Notes	1.76%	10/19/2018	2,525	2,523,342
Sr. Unsec. Gtd. Notes	2.51%	01/17/2020	1,364	1,353,116
Sumitomo Mitsui Trust Bank, Ltd. (Japan),
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.51%)(b)(c)	2.82%	03/06/2019	1,000	1,001,906
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.91%)(b)(c)	3.24%	10/18/2019	1,000	1,007,957
Toronto-Dominion Bank (The) (Canada),
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.43%)(b)	2.76%	06/11/2021	10,000	10,064,145
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.24%)(b)	2.58%	01/25/2021	3,000	3,000,353
U.S. Bank N.A.,
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.32%)(b)	2.65%	04/26/2021	5,000	5,020,366
Sr. Unsec. Global notes	3.05%	07/24/2020	10,000	10,027,308
United Overseas Bank Ltd. (Singapore), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.48%)(b)(c)	2.83%	04/23/2021	2,500	2,505,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Banks–(continued)
Westpac Banking Corp. (Australia),
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.28%)(b)	2.59%	05/15/2020	$2,333	$2,336,981
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.34%)(b)	2.68%	01/25/2021	6,000	6,013,271
Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.43%)(b)	2.74%	03/06/2020	2,000	2,008,315
				212,750,010

Diversified Capital Markets–1.14%
UBS AG (Switzerland),
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.32%)(b)(c)	2.63%	05/28/2019	3,000	3,004,440
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.32%)(b)(c)	2.64%	12/07/2018	2,000	2,001,244
Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.58%)(b)(c)	2.90%	06/08/2020	5,000	5,018,905
				10,024,589

Electric Utilities–1.25%
Duke Energy Florida, LLC, Sr. Unsec. Global Notes	2.10%	12/15/2019	1,220	1,215,015
NextEra Energy Capital Holdings, Inc. Series H, Sr. Unsec. Gtd. Deb.	3.34%	09/01/2020	4,800	4,821,738
Pacific Gas & Electric Co., Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.23%)(b)	2.54%	11/28/2018	5,000	4,992,697
				11,029,450

Gas Utilities–0.57%
WGL Holdings Inc., Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.40%)(b)	2.72%	11/29/2019	5,000	5,002,456

Health Care Equipment–0.05%
Stryker Corp., Sr. Unsec. Global Notes	2.00%	03/08/2019	476	474,610

Household Products–0.34%
Church & Dwight Co., Inc., Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.15%)(b)	2.49%	01/25/2019	3,000	3,000,259

Investment Banking & Brokerage–1.64%
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 1.16%)(b)	3.51%	04/23/2020	5,000	5,066,359
Morgan Stanley, Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.74%)(b)	3.09%	07/23/2019	5,000	5,025,897
New York Life Global Funding,
Sec. Floating Rate Notes (3 mo. USD LIBOR + 0.32%)(b)(c)	2.66%	08/06/2021	3,335	3,343,310
Sec. Floating Rate Notes (3 mo. USD LIBOR + 0.39%)(b)(c)	2.73%	10/24/2019	1,000	1,004,269
				14,439,835

Life & Health Insurance–2.40%
AIG Global Funding, Sr. Sec. Floating Rate Notes (3 mo. USD LIBOR + 0.46%)(b)(c)	2.80%	06/25/2021	2,000	2,004,350
Metropolitan Life Global Funding I,
Sec. Floating Rate Notes (3 mo. USD LIBOR + 0.43%)(b)(c)	2.76%	12/19/2018	1,000	1,001,131
Sec. Floating Rate Notes (SOFR + 0.57%)(b)(c)	2.50%	09/07/2020	3,601	3,606,329
Sec. Notes(c)	2.05%	06/12/2020	2,000	1,962,523
Sr. Sec. Floating Rate Notes (3 mo. USD LIBOR + 0.23%)(b)(c)	2.57%	01/08/2021	5,000	5,009,502
Principal Life Global Funding II, Sec. Floating Rate Notes (3 mo. USD LIBOR + 0.30%)(b)(c)	2.64%	06/26/2020	7,500	7,529,176
				21,113,011

Movies & Entertainment–0.23%
Walt Disney Co. (The), Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.19%)(b)	2.51%	06/05/2020	2,000	2,004,712

Multi-Utilities–0.97%
Sempra Energy, Sr. Unsec. Global Floating Rate Notes (3 mo. USD LIBOR + 0.25%)(b)	2.59%	07/15/2019	1,500	1,500,926
WEC Energy Group Inc., Sr. Unsec. Notes	3.38%	06/15/2021	7,000	7,030,706
				8,531,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas Refining & Marketing–0.20%
Phillips 66, Sr. Unsec. Gtd. Global Floating Rate Notes (3 mo. USD LIBOR + 0.60%)(b)	2.92%	02/26/2021	$1,811	$1,813,435

Pharmaceuticals–1.16%
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes (3 mo. USD LIBOR + 0.63%)(b)(c)	2.97%	06/25/2021	6,798	6,830,123
GlaxoSmithKline Capital PLC (United Kingdom), Sr. Unsec. Gtd. Global Floating Rate Notes (3 mo. USD LIBOR + 0.35%)(b)	2.67%	05/14/2021	3,378	3,407,519
				10,237,642

Regional Banks–1.22%
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.66%)(b)(c)	3.00%	09/23/2019	1,000	1,004,545
Branch Banking & Trust Co., Sr. Unsec. Floating Rate Notes (3 mo. USD LIBOR + 0.22%)(b)	2.52%	06/01/2020	5,000	5,002,102
KeyBank N.A., Sr. Unsec. Notes	2.25%	03/16/2020	4,478	4,425,074
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes(c)	2.35%	01/15/2019	300	299,631
				10,731,352

Specialized Finance–0.23%
Caterpillar Financial Services Corp., Sr. Unsec. Medium-Term Floating Rate Notes (3 mo. USD LIBOR + 0.18%)(b)	2.49%	12/06/2018	2,000	2,001,145

Technology Hardware, Storage & Peripherals–0.13%
Apple Inc., Sr. Unsec. Global Notes	1.80%	05/11/2020	1,132	1,114,475
Total Bonds & Notes (Cost $345,071,978)				345,571,326

Commercial Paper–36.03%(d)
Aerospace & Defense–1.59%
Harris Corp.	2.60%	09/04/2018	2,000	1,999,473
Harris Corp.	2.43%	09/05/2018	12,000	11,996,045
				13,995,518

Air Freight & Logistics–1.13%
FedEx Corp.(c)	2.31%	10/01/2018	10,000	9,980,384

Automobile Manufacturers–2.38%
Hyundai Capital America(c)	2.20%	09/06/2018	3,000	2,998,905
Hyundai Capital America(c)	2.59%	09/27/2018	5,000	4,991,507
VW Credit Inc. (Germany)(c)	2.62%	09/12/2018	6,000	5,995,560
VW Credit Inc. (Germany)(c)	2.67%	02/19/2019	7,050	6,959,661
				20,945,633

Automotive Retail–1.31%
AutoNation Inc.(c)	2.55%	09/05/2018	5,000	4,998,286
AutoNation Inc.(c)	2.55%	09/07/2018	6,500	6,496,872
				11,495,158

Consumer Finance–2.68%
Ford Motor Credit Co. LLC(c)	1.94%	09/04/2018	1,500	1,499,589
Ford Motor Credit Co. LLC(c)	2.04%	04/12/2019	2,000	1,961,248
Ford Motor Credit Co. LLC(c)	3.09%	04/01/2019	3,000	2,945,028
Ford Motor Credit Co. LLC(c)	3.12%	09/05/2018	2,000	1,999,314
General Motors Financial Co. Inc.(c)	2.51%	09/10/2018	10,250	10,242,968
General Motors Financial Co. Inc.(c)	2.59%	10/15/2018	5,000	4,983,813
				23,631,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Diversified Banks–2.35%
BPCE S.A. (France)(c)	2.79%	03/20/2019	$6,000	$5,915,345
HSBC Bank PLC (United Kingdom), Floating Rate (1 mo. USD LIBOR + 0.46%)(b)(c)	2.55%	03/27/2019	5,000	5,008,235
Societe Generale S.A. (France)	2.89%	08/26/2019	10,000	9,718,270
				20,641,850

Diversified Capital Markets–1.13%
Silver Tower US Funding LLC (Cayman Islands)(c)	2.41%	10/22/2018	10,000	9,965,651

Electric Utilities–2.90%
Duke Energy Corp.(c)	2.09%	09/06/2018	7,550	7,547,244
Entergy Corp.(c)	2.62%	10/01/2018	5,000	4,989,701
Entergy Corp.(c)	2.62%	10/18/2018	5,000	4,983,367
Sempra Global(c)	2.46%	10/03/2018	8,000	7,983,243
				25,503,555

Gas Utilities–2.05%
Enterprise Products Operating LLC(c)	2.27%	09/17/2018	7,275	7,267,312
Enterprise Products Operating LLC(c)	2.25%	09/26/2018	7,000	6,988,564
WGL Holdings Inc.(c)	2.46%	10/03/2018	3,800	3,792,110
				18,047,986

Health Care Distributors–0.99%
McKesson Corp.(c)	2.28%	09/19/2018	8,750	8,739,646

Health Care Equipment–1.37%
Boston Scientific Corp.(c)	2.62%	09/11/2018	7,000	6,995,263
Boston Scientific Corp.(c)	2.62%	09/13/2018	5,100	5,095,902
				12,091,165

Health Care Facilities–1.69%
Catholic Health Initiatives	2.97%	11/20/2018	5,000	4,975,374
Catholic Health Initiatives	2.92%	12/03/2018	10,000	9,941,511
				14,916,885

Hotels, Resorts & Cruise Lines–2.27%
Marriott International Inc.(c)	2.29%	09/11/2018	5,000	4,996,616
Royal Caribbean Cruises Ltd.(c)	2.66%	09/17/2018	10,000	9,989,517
Royal Caribbean Cruises Ltd.(c)	2.66%	09/20/2018	5,000	4,993,811
				19,979,944

Integrated Oil & Gas–2.26%
Eni Finance USA Inc. (Italy)(c)	2.68%	02/11/2019	7,000	6,914,601
Suncor Energy Inc. (Canada)(c)	2.65%	09/19/2018	8,000	7,990,534
Suncor Energy Inc. (Canada)(c)	2.65%	09/21/2018	5,000	4,993,452
				19,898,587

Integrated Telecommunication Services–1.59%
AT&T Inc.(c)	2.64%	09/06/2018	7,000	6,997,468
AT&T Inc.(c)	2.84%	12/06/2018	7,000	6,951,452
				13,948,920

Oil & Gas Storage & Transportation–3.49%
Energy Transfer L.P.(c)	2.86%	09/05/2018	10,000	9,996,572
Energy Transfer L.P.(c)	2.70%	09/10/2018	3,775	3,772,393
Kinder Morgan Inc.(c)	2.60%	09/04/2018	15,000	14,995,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos. Inc. (The)	2.84%	10/22/2018	$2,000	$1,993,142
				30,758,000

Packaged Foods & Meats–2.05%
Mondelez International Inc.(c)	2.56%	12/20/2018	10,000	9,920,820
Smithfield Foods Inc.(c)	2.81%	09/04/2018	8,150	8,147,791
				18,068,611

Regional Banks–0.25%
Macquarie Bank Ltd. (Australia)(c)	2.66%	11/07/2018	2,200	2,190,808

Semiconductors–0.78%
Qualcomm Inc.(c)	2.43%	09/19/2018	6,900	6,892,651

Specialized Finance–0.74%
Bunge Asset Funding Corp.(c)	2.61%	09/04/2018	3,500	3,499,136
Ebury Finance LLC (Cayman Islands) (Multi–CEP’s)(c)	1.77%	09/06/2018	3,000	2,999,009
				6,498,145

Technology Hardware, Storage & Peripherals–0.63%
NetApp Inc.(c)	2.14%	09/18/2018	5,550	5,543,784

Wireless Telecommunication Services–0.40%
Vodafone Group PLC (United Kingdom)(c)	1.75%	09/04/2018	3,500	3,499,152
Total Commercial Paper (Cost $317,265,254)				317,233,993

Asset-Backed Securities–8.92%
Auto Loans/Leases–5.43%
ARI Fleet Lease Trust, Series 2017-A, Class A2,, Pass Through Ctfs.(c)	1.91%	04/15/2026	4,159	4,136,561
Canadian Pacer Auto Receivables Trust, (Canada) Series 2017-1A, Class A2A, Pass Through Ctfs.(c)	1.77%	12/19/2019	1,136	1,133,863
CarMax Auto Owner Trust,
Series 2017-1, Class A2, Pass Through Ctfs.	1.54%	02/18/2020	146	145,931
Series 2017-2, Class A2, Pass Through Ctfs.	1.63%	06/15/2020	348	346,934
Chesapeake Funding II LLC,
Series 2017-2A, Class A2, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.45%)(b)(c)	2.51%	05/15/2029	1,589	1,592,461
Series 2017-3A, Class A2, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.34%)(b)(c)	2.40%	08/15/2029	3,323	3,326,254
Series 2017-4A, Class A1, Pass Through Ctfs.(c)	2.12%	11/15/2029	2,340	2,315,384
Enterprise Fleet Financing LLC,
Series 2015-2, Class A3, Pass Through Ctfs.(c)	2.09%	02/22/2021	2,150	2,144,983
Series 2017-1, Class A2, Pass Through Ctfs.(c)	2.13%	07/20/2022	1,545	1,536,656
Series 2017-2, Class A2, Pass Through Ctfs.(c)	1.97%	01/20/2023	1,023	1,015,678
Ford Credit Auto Owner Trust, Series 2016-A, Class A3, Pass Through Ctfs.	1.39%	07/15/2020	177	176,100
Ford Credit Floorplan Master Owner Trust, Series 2017-1, Class A2, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.42%)(b)	2.48%	05/15/2022	2,000	2,006,096
GM Financial Consumer Automobile Receivables Trust, Series 2018-3, Class A2A, Pass Through Ctfs.	2.74%	07/16/2021	5,000	5,001,861
Hertz Vehicle Financing II LP Series 2016-1A, Class A, Pass Through Ctfs.(c)	2.32%	03/25/2020	6,473	6,451,336
Mercedes-Benz Auto Lease Trust, Series 2017-A, Class A2B, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.20%)(b)	2.26%	08/15/2019	358	358,027
NextGear Floorplan Master Owner Trust,
Series 2015-2A, Class A, Pass Through Ctfs.(c)	2.38%	10/15/2020	2,538	2,537,103
Series 2017-1A, Class A1, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.85%)(b)(c)	2.91%	04/18/2022	5,000	5,028,963
Series 2017-2A, Class A1, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.68%)(b)(c)	2.74%	10/17/2022	1,900	1,910,336
Nissan Master Owner Trust Receivables, Series 2017-A, Class A, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.31%)(b)	2.37%	04/15/2021	2,000	2,002,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Auto Loans/Leases–(continued)
Santander Retail Auto Lease Trust, Series 2017-A, Class A2B, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.27%)(b)(c)	2.35%	03/20/2020	$2,124	$2,124,731
Tesla Auto Lease Trust, Series 2018-A, Class A, Pass Through Ctfs.(c)	2.32%	12/20/2019	2,507	2,500,240
				47,791,736

Credit Cards–1.08%
Evergreen Credit Card Trust, (Canada) Series 2018-2, Class A, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.35%)(b)(c)	2.43%	07/15/2022	8,500	8,510,129
First National Master Note Trust, Series 2017-1, Class A, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.40%)(b)	2.46%	04/18/2022	1,000	1,001,284
				9,511,413

Equipment Leasing–2.41%
Dell Equipment Finance Trust,
Series 2017-1, Class A2, Pass Through Ctfs.(c)	1.86%	06/24/2019	209	208,469
Series 2017-2, Class A2A, Pass Through Ctfs.(c)	1.97%	02/24/2020	2,060	2,053,223
Series 2018-1, Class A2A, Pass Through Ctfs.(c)	2.97%	10/22/2020	2,500	2,502,817
MMAF Equipment Finance LLC,
Series 2014-AA, Class A4, Pass Through Ctfs.(c)	1.59%	02/08/2022	1,087	1,078,793
Series 2017-AA, Class A2, Pass Through Ctfs.(c)	1.73%	05/18/2020	376	374,698
Verizon Owner Trust, Series 2017-1A, Class A, Pass Through Ctfs.(c)	2.06%	09/20/2021	5,000	4,957,270
Volvo Financial Equipment Master Owner Trust, Series 2018-A, Class A, Floating Rate Pass Through Ctfs. (1 mo. USD LIBOR + 0.52%)(b)(c)	2.58%	07/17/2023	10,000	10,040,625
				21,215,895
Total Asset-Backed Securities (Cost $78,527,531)				78,519,044

U.S. Treasury Notes–4.76%
U.S. Treasury Notes	2.50%	05/31/2020	15,000	14,969,824
U.S. Treasury Notes	2.63%	07/31/2020	10,000	9,998,633
U.S. Treasury Notes	2.63%	08/31/2020	17,000	16,996,680
Total U.S. Treasury Notes (Cost $41,939,099)				41,965,137

Certificates of Deposit–2.56%
Diversified Banks–1.99%
Bank of Montreal (Canada) (3 mo. USD LIBOR + 0.25%)(b)	2.59%	10/19/2018	1,000	1,000,264
Canadian Imperial Bank of Commerce (Canada) (1 mo. USD LIBOR + 0.26%)(b)	2.33%	11/13/2018	3,000	3,001,611
Canadian Imperial Bank of Commerce (Canada) (3 mo. USD LIBOR + 0.13%)(b)	2.46%	10/26/2018	5,500	5,503,383
Canadian Imperial Bank of Commerce (Canada) (3 mo. USD LIBOR + 0.23%)(b)	2.57%	02/04/2019	3,000	3,002,311
Natixis S.A. (France) (3 mo. USD LIBOR + 0.20%)(b)	2.52%	11/14/2018	5,000	5,004,380
				17,511,949

Regional Banks–0.57%
Nordea Bank AB (Sweden) (3 mo. USD LIBOR + 0.40%)(b)	2.74%	03/27/2020	5,000	5,016,387
Total Certificates of Deposit (Cost $22,441,348)				22,528,336
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)–91.51% (Cost $805,245,210)				805,817,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Conservative Income Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Repurchase Agreements–7.38%(e)
Citigroup Global Markets, Inc., joint open agreement dated 08/16/2018, (collateralized by U.S. Treasury obligations valued at $173,400,241; 1.38%-2.88%; 09/30/2018-08/15/2028)(f)	2.91%	—	$—	$17,000,000
J.P. Morgan Securities LLC, open agreement dated 08/09/2018, (collateralized by domestic non-agency asset-backed securities valued at $4,400,000; 4.66%-6.81%; 12/15/2031-08/17/2035)(f)	2.74%	—	—	4,000,000
J.P. Morgan Securities LLC, open agreement dated 08/09/2018, (collateralized by a domestic non-agency asset-backed security valued at $4,400,001; 4.14%; 12/19/2034)(f)	2.79%	—	—	4,000,000
J.P. Morgan Securities LLC, open agreement dated 08/09/2018, (collateralized by domestic and foreign non-agency asset-backed securities and domestic non-agency mortgage-backed securities valued at $4,400,000; 3.19%-5.84%; 05/25/2023-06/12/2047)(f)	2.84%	—	—	4,000,000
RBC Capital Markets LLC, term agreement dated 08/27/2018, maturing value of $21,149,536 (collateralized by domestic and foreign corporate obligations and domestic agency mortgage-backed securities valued at $22,420,409; 0%-8.88%; 08/15/2019-02/01/2048)	2.82%	11/26/2018	21,149,536	21,000,000
Wells Fargo Securities, LLC, joint term agreement dated 08/31/2018, aggregate maturing value of $236,627,375 (collateralized by domestic non-agency mortgage-backed securities, domestic and foreign non-agency asset-backed securities, foreign corporate obligations and U.S. government sponsored agency valued at $247,289,911; 0%-4.94%; 05/29/2020-02/25/2058)	2.77%	11/29/2018	15,103,875	15,000,000
Total Repurchase Agreements (Cost $65,000,000)				65,000,000
TOTAL INVESTMENTS IN SECURITIES–98.89% (Cost $870,245,210)				870,817,836
OTHER ASSETS LESS LIABILITIES–1.11%				9,758,573
NET ASSETS–100.00%				$880,576,409

Investment Abbreviations:

CEP	– Credit Enhancement Provider
Ctfs.	– Certificates
Deb.	– Debenture
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
Sec.	– Secured
SOFR	– Secured Overnight Financing Rate
Sr.	– Senior
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $462,115,035, which represented 52.48% of the Fund’s Net Assets.

(d)	Securities may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	Principal amount equals value at period end. See Note 1H.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Conservative Income Fund

Statement of Assets and Liabilities

August 31, 2018

Assets:
Investments in securities excluding repurchase agreements, at value (Cost $805,245,210)	$805,817,836
Repurchase Agreements, at value and cost	65,000,000
Cash	176,707
Receivable for:
Fund shares sold	13,974,261
Interest	1,747,630
Fund expenses absorbed	109,507
Other assets	70,413
Total assets	886,896,354

Liabilities:
Payable for:
Investments purchased	3,601,000
Dividends	174,310
Fund shares reacquired	2,392,702
Accrued fees to affiliates	21,564
Accrued trustees’ and officers’ fees and benefits	3,812
Accrued other operating expenses	126,557
Total liabilities	6,319,945
Net assets applicable to shares outstanding	$880,576,409

Net assets consist of:
Shares of beneficial interest	$880,097,938
Undistributed net realized gain (loss)	(94,155)
Net unrealized appreciation	572,626
$880,576,409

Net Assets:
Class A	$156,650,797
Institutional Class	$723,925,612

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	15,639,084
Institutional Class	72,289,370
Class A:
Net asset value and offering price per share	$10.02
Institutional Class:
Net asset value and offering price per share	$10.01

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Conservative Income Fund

Statement of Operations

For the year ended August 31, 2018

Investment income:
Interest	$10,756,259

Expenses:
Advisory fees	1,202,962
Administrative services fees	112,755
Custodian fees	23,303
Distribution fees — Class A	28,010
Transfer agent fees — Class A	6,886
Transfer agent fees — Institutional Class	40,786
Trustees’ and officers’ fees and benefits	25,227
Registration and filing fees	179,388
Reports to shareholders	34,887
Professional services fees	71,248
Other	20,440
Total expenses	1,745,892
Less: Fees waived and expenses reimbursed	(299,849)
Net expenses	1,446,043
Net investment income	9,310,216

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(94,155)
Change in net unrealized appreciation of investment securities	406,603
Net realized and unrealized gain	312,448
Net increase in net assets resulting from operations	$9,622,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Conservative Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$9,310,216	$1,672,178
Net realized gain (loss)	(94,155)	4,069
Change in net unrealized appreciation	406,603	54,290
Net increase in net assets resulting from operations	9,622,664	1,730,537

Distributions to shareholders from net investment income:
Class A	(616,703)	—
Institutional Class	(8,695,815)	(1,672,063)
Total distributions from net investment income	(9,312,518)	(1,672,063)
Distributions to shareholders from net realized gains—Institutional Class	—	(23,242)

Share transactions–net:
Class A	156,529,890	—
Institutional Class	435,428,122	183,580,746
Net increase in net assets resulting from share transactions	591,958,012	183,580,746
Net increase in net assets	592,268,158	183,615,978

Net assets:
Beginning of year	288,308,251	104,692,273
End of year (includes undistributed net investment income of $0 and $0, respectively)	$880,576,409	$288,308,251

Notes to Financial Statements

August 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Conservative Income Fund (the “Fund”) is a series portfolio of Invesco Management Trust (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide capital preservation and current income while maintaining liquidity.

The Fund currently consists of two different classes of shares: Class A and Institutional Class. On April 2, 2018, the Fund began offering Class A shares. Class A and Institutional Class shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

20                         Invesco Conservative Income Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

21                         Invesco Conservative Income Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of non-government securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

I.

Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.25%
Over $1 billion	0.22%

For the year ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective January 1, 2018, the Adviser has contractually agreed, through at least April 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A and Institutional Class shares to 0.40% and 0.30%, respectively, of average daily net assets (the “expense limits”). Prior to January 1, 2018, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Institutional Class shares to 0.28% of average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the number reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2018, the Adviser waived advisory fees of $252,178 and reimbursed class level expenses of $6,885 and $40,786 of Class A and Institutional Class shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

22                         Invesco Conservative Income Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which each Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to such Fund. For the year ended August 31, 2018, expenses incurred under the agreement are shown in the Statements of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such class. For the year ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the year ended August 31, 2018, there were no material transfers between valuation levels.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 5—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2018 and 2017:

	2018	2017
Ordinary income	$9,312,518	$1,695,305

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation — investments	$572,626
Capital loss carryforward	(94,155)
Shares of beneficial interest	880,097,938
Total net assets	$880,576,409

23                         Invesco Conservative Income Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$27,717	$66,438	$94,155

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2018 was $349,257,366 and $72,232,155, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $44,928,984 and $2,982,539, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$938,914
Aggregate unrealized (depreciation) of investments	(366,288)
Net unrealized appreciation of investments	$572,626

Cost of investments is the same for tax purposes and financial reporting purposes.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital gain distributions, on August 31, 2018, undistributed net investment income was increased by $2,302 and shares of beneficial interest was decreased by $2,302. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended August 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A(b)	18,007,282	$180,231,689	—	$—
Institutional Class	81,049,942	811,205,639	24,416,089	244,449,275

Issued as reinvestment of dividends:
Class A	48,791	488,647	—	—
Institutional Class	610,220	6,106,972	54,339	544,127

Reacquired:
Class A	(2,416,989)	(24,190,446)	—	—
Institutional Class	(38,156,926)	(381,884,489)	(6,134,746)	(61,412,656)
Net increase in share activity	59,142,320	$591,958,012	18,335,682	$183,580,746

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 88% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of April 2, 2018.

24                         Invesco Conservative Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 08/31/18(d)	$10.00	$0.08	$0.03	$0.11	$(0.09)	$–	$(0.09)	$10.02	1.09%	$156,651	0.40	%(e)(f)	0.47	%(e)(f)	1.84	%(e)(f)	35%
Institutional Class
Year ended 08/31/18	10.02	0.19	(0.01)	0.18	(0.19)	—	(0.19)	10.01	1.77	723,926	0.30	(e)	0.36	(e)	1.94	(e)	35
Year ended 08/31/17	10.02	0.12	0.00	0.12	(0.12)	(0.00)	(0.12)	10.02	1.23	288,308	0.28		0.41		1.22		61
Year ended 08/31/16	9.99	0.09	0.02	0.11	(0.08)	—	(0.08)	10.02	1.08	104,692	0.28		0.59		0.87		84
Year ended 08/31/15	10.00	0.04	(0.01)	0.03	(0.04)	—	(0.04)	9.99	0.32	24,987	0.28		1.02		0.42		64
Year ended 08/31/14(g)	10.00	0.00	0.00	0.00	(0.00)	—	(0.00)	10.00	0.04	25,007	0.26	(f)	1.93	(f)	0.22	(f)	4

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of April 2, 2018.
(e)	Ratios are based on average daily net assets (000’s omitted) of $67,260 and $453,175 for Class A and Institutional Class shares, respectively.
(f)	Annualized.
(g)	Commencement date of July 1, 2014.

25                         Invesco Conservative Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Management Trust

and Shareholders of Invesco Conservative Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Conservative Income Fund (constituting Invesco Management Trust, hereafter referred to as the “Fund”) as of August 31, 2018, the related statement of operations for the year ended August 31, 2018, the statement of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

October 26, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco Conservative Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class A shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018. The actual ending account value and expenses of the Class A shares in the example below are based on an investment of $1,000 invested as of close of business April 2, 2018 (commencement date) and held through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business April 2, 2018 through August 31, 2018 for the Class A shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Institutional Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2,3]
A	$1,000.00	$1,010.90	$1.67	$1,023.19	$2.04	0.40%
Institutional	1,000.00	1,012.00	1.52	1,023.69	1.53	0.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class A shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 152 (as of close of business April 2, 2018 through August 31, 2018)/365. Because the Class A shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class A shares of the Fund and other funds because such data is based on a full six month period.

27                         Invesco Conservative Income Fund

Approval of Investment Advisory and Sub-Advisory Agreements

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of Invesco Management Trust (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Conservative Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Ultra Short Obligations Funds Index. The Board noted that performance of Institutional Class shares of the Fund was in the second quintile of its performance universe for the one year period and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Institutional Class shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Institutional Class shares of the Fund was below the median contractual management fee rate of

28                         Invesco Conservative Income Fund

funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

29                         Invesco Conservative Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.47%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Conservative Income Fund

Trustees and Officers

The address of each trustee and officer is Invesco Management Trust (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2014	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2014	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2014

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2014

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Conservative Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2014

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2014

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Investment Pools and Assistant Treasurer, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2014

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2014

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Conservative Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-22957 and 333-195218 Invesco Distributors, Inc.	CINC-AR-1	10162018 1021

ITEM 2.	CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017

Audit Fees	$37,475	$36,025
Audit-Related Fees(1)	$6,000	$0
Tax Fees(2)	$7,825	$7,525
All Other Fees	$0	$0

Total Fees	$51,300	$43,550
(g) PwC billed the Registrant aggregate non-audit fees of $13,825 for the fiscal year ended 2018, and $7,525 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Audit-Related fees for the fiscal year end 2018 include fees billed for agreed upon procedure for regulatory filings.

(2)

Tax fees for the fiscal year end August 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax fees for fiscal year end August 31, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$662,000	$635,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$1,857,000

Total Fees	$662,000	$2,492,000

(1)

Audit-Related fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2017 include fees billed related to the identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $2,873,000 for the fiscal year ended August 31, 2018, and 5,760,000 for the fiscal year ended August 31, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $24 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services ;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 16, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 16, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Management Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 8, 2018

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.